SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   April 20, 2009

Aspire Japan, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

(FORMER NAME))

DELAWARE	000-51193
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

5757 W. Century Blvd., Suite 700
Los Angeles, CA 90045
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(310) 348-7255
 (ISSUER TELEPHONE NUMBER)

4695 MacArthur Court
11th Floor
Newport Beach, CA 92660
(949) 798-6138
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 8.01 OTHER EVENTS.

Effective April 20, 2009 the new address for the business is 5757 W. Century Blvd., Suite 700, Los Angeles, CA 90045 and the phone number is (310) 348-7255.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Aspire Japan, Inc.

By:	/s/ Ken Osako
Ken Osako, President, and Chief Executive Officer

Dated: April 21, 2009